Fees Summary	Mar. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,468,578.20
Previously Paid Amount	0.00
Total Fee Amount	1,721.91
Total Offset Amount	0.00
Net Fee	$ 1,721.91